UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 1, 2007
Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Stone Kaplan Investments, LLC, One Northfield Plaza, Suite 480 Northfield, Illinois  60093
(Address of principal executive offices)       (Zip Code)

(847) 441-0929
(Registrant’s telephone number, including area code)

Stone Arcade Acquisition Corporation
(Former name of registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On March 1, 2007, KapStone Paper and Packaging Corporation (formerly known as Stone Arcade Acquisition Corporation) (the “Company”) announced that the symbol for its stock, warrants and units as quoted on the OTC Bulletin Board have changed to “KPPC,” “KPPCW,” and “KPPCU,” respectively. The symbol changes are due to the recent corporate name change to KapStone Paper and Packaging Corporation, as announced in the Company’s Form 8-K filed on January 4, 2007. The symbol changes took effect on the open of trading on March 1, 2007.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.  A copy of the press release announcing the symbol change is attached hereto as Exhibit 99.1 to this report.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2007

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Roger W. Stone
Name:	Roger W. Stone
Title:	Chief Executive Officer